Filed Pursuant to Rule 497(d)

INVESCO UNIT TRUSTS, SERIES 2373

International Dividend Sustainability Portfolio 2024-3

Global Dividend Sustainability Portfolio 2024-3

(each a “Portfolio”)

Supplement to the Prospectus

As a result of a previously announced spinoff, your Portfolio will receive 0.2 shares of South Bow Corporation (ticker: SOBO) for every share of TC Energy Corporation (ticker: TRP) that it held as of the September 25, 2024 record date. Your Portfolio will continue to hold and purchase shares of both TC Energy Corporation and South Bow Corporation.

Supplement Dated: October 2, 2024